UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 23, 2012

MULTICELL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10221	52-1412493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Cumberland Street, Suite 301

Woonsocket, RI 02895

(Address of principal executive offices, including zip code)

(401) 762-0045

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 23, 2012 Xenogenics Corporation (the “Purchaser”), a subsidiary of MultiCell Technologies, Inc. (the “Registrant”), entered into an Amendment No. 2 (the “Amendment No. 2”) to Foreclosure Sale Agreement (the “Agreement”) with Venture Lending & Leasing IV, Inc. (“VLL4”), Venture Lending & Leasing V, Inc. (“VLL5”) and Silicon Valley Bank (“SVB”). VLL4, VLL5 and SVB are sometimes referred to hereinafter collectively as “Sellers”.

The Sellers previously entered into the Agreement with the Purchaser on September 30, 2010. An Amendment No. 1 to Foreclosure Sale Agreement was executed on September 30, 2011 (the “Amendment No. 1”). The foregoing descriptions of the Agreement and the Amendment No. 1 are qualified in their entirety by reference to the full text of such Agreement and such Amendment No. 1, copies of which is filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on October 20, 2010, and Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on October 6, 2011, and are hereby incorporated by reference herein.

Under the terms of Amendment No. 2 to Foreclosure Agreement, the deadlines for the achievement of certain milestones under the Agreement are extended. The deadline to restart manufacturing of the Generation 2 bio-absorbable stent device was extended to 24 months from the date of execution of Amendment No. 1; the deadline to initiate an animal study was extended to within 30 months from the date of execution of Amendment No. 1; the deadline to make a regulatory submission to support a human use clinical trial was extended to within 36 months from the date of execution of Amendment No. 1; the deadline to initiate a human use clinical trial was extended to within 48 months from the date of execution of Amendment No. 1; and the deadline to make a regulatory submission or equivalent for marketing approval for use in humans was extended to within 60 months from the date of execution of Amendment No. 1. The foregoing description of the Amendment No. 2 is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.1 hereto, and is hereby incorporated by reference herein.

Item 9.01               Exhibits

(d) Exhibits

10.1	Amendment No. 2 To Foreclosure Sale Agreement, dated as of October 23, 2012, by and among Venture Lending & Leasing IV, Inc., Venture Lending & Leasing V, Inc., Silicon Valley Bank and Xenogenics Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTICELL TECHNOLOGIES, INC.

By:	/s/ W. Gerald Newmin
W. Gerald Newmin Chief Executive Officer, Chief Financial Officer

Date: October 25, 2012